UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 11, 2009

XILINX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18548	77-0188631
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2100 Logic Drive, San Jose, California	95124
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (408) 559-7778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

     On February 11, 2009, the Board of Directors of Xilinx, Inc. adopted the Xilinx Amended and Restated Code of Conduct. The Xilinx Amended and Restated Code of Conduct expands the discussion of certain compliance topics, references additional company polices and includes hypothetical situations. The Xilinx Amended and Restated Code of Conduct is attached hereto as Exhibit 14.1 and incorporated herein by reference.

     The Xilinx Amended and Restated Code of Conduct can be found on the investor relations page of the Xilinx website at www.investor.xilinx.com. A printed copy is available without charge upon written request.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
14.1	Xilinx Amended and Restated Code of Conduct

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILINX, INC.

Date: February 18, 2009	By:	/s/ Jon A. Olson
Jon A. Olson
Senior Vice President, Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
14.1	Xilinx Amended and Restated Code of Conduct